UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00203

MASSACHUSETTS INVESTORS TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2012

MASSACHUSETTS

INVESTORS TRUST

MIT-ANN

MASSACHUSETTS INVESTORS TRUST

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global market outlook for 2013 is one of cautious optimism. While we are seeing some positive economic trends in the United States, Europe and China, the overall environment remains challenging. In the United States, the recent fiscal cliff agreement was received positively by investors, even though it mostly addressed pressing taxation issues and did not resolve additional concerns, including the need for spending cuts and a large-scale reduction of the federal debt. These issues will be front and center again in the spring. Despite the ongoing uncertainty, economic tailwinds are gathering strength as the U.S. housing and job markets are improving and consumer confidence is rising.

Overseas, the debt crisis continues to weigh heavily on eurozone markets, with even Germany — long an economic stalwart — experiencing some contraction. These ongoing challenges could be a drag on global market performance this year. In Asia, manufacturing activity has accelerated in emerging markets such as China and India, and we are seeing signs of stabilized loan growth in China, a leading indicator of that country’s economic health. In contrast, Japan’s economy is contracting sharply under deflationary pressures. Nevertheless, Japanese markets have responded favorably to early actions by the new government, which appears determined to act aggressively, along with the Bank of Japan, to stimulate growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process revolves around global research and our disciplined risk management approach. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We remain mindful of the many economic challenges investors face today, and believe it is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

February 15, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	3.8%
Danaher Corp.	2.7%
JPMorgan Chase & Co.	2.6%
Pfizer, Inc.	2.5%
Exxon Mobil Corp.	2.4%
Johnson & Johnson	2.3%
Walt Disney Co.	2.2%
Google, Inc., “A”	2.1%
EMC Corp.	2.0%
ACE Ltd.	1.8%

Equity sectors
Financial Services	17.4%
Technology	14.2%
Health Care	12.9%
Consumer Staples	10.4%
Energy	10.4%
Industrial Goods & Services	8.9%
Retailing	5.9%
Utilities & Communications	5.2%
Leisure	4.4%
Basic Materials	2.7%
Autos & Housing	2.5%
Transportation	2.2%
Special Products & Services	2.0%

Percentages are based on net assets as of 12/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2012, Class A shares of the Massachusetts Investors Trust (“fund”) provided a total return of 19.15%, at net asset value. This compares with a return of 16.00% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

Contributors to Performance

The combination of strong stock selection and an overweight position in the financial services sector was a positive factor for performance relative to the S&P 500 Index. The fund’s overweight positions in investment banking firm Goldman Sachs Group, global payments technology company Visa, Inc., and global financial services firm JPMorgan Chase aided relative results. Shares of Visa appreciated steadily throughout the reporting period due to increased payment volume, an expanded share repurchase program, and increased market share in the Asia Pacific and Latin America regions.

Security selection in both the health care and consumer staples sectors contributed to relative results. Within health care, the fund’s holdings of biotech firm Gilead Sciences and life sciences supply company Thermo Fisher Scientific bolstered relative returns. Shares of Gilead Sciences significantly appreciated during the year after the firm reported robust financial results led by strong sales of HIV-treatment products. Within consumer staples, the fund’s position in Dutch brewer Heineken (b) benefited relative performance. Shares of Heineken rose as the firm reached an agreement to purchase Fraser & Neave’s stake in their joint venture, Asia Pacific Breweries, effectively

Management Review – continued

consolidating ownership under Heineken. Adding Singapore-based Asia Pacific Breweries, whose flagship brand is Tiger Beer, to its portfolio is a key element in Heineken’s growth strategy in the Asia region.

The combination of strong stock selection and an overweight position in the autos & housing sector supported relative results, led by the fund’s overweight position in paint and coatings manufacturer Sherwin-Williams.

Elsewhere, holding shares of media conglomerate Walt Disney, and the fund’s avoidance of poor-performing semiconductor company Intel and computer products and services provider Hewlett-Packard Co., contributed to relative performance.

Detractors from Performance

Weak stock selection in the retailing sector negatively impacted relative results. The fund’s overweight position in shares of discount department store Kohl’s, and not holding shares of strong-performing home improvement chain Home Depot and internet retailer Amazon.com, hurt relative returns. During the reporting period, shares of Home Depot benefited from increased growth in existing home sales and continued momentum in the company’s home maintenance and repair divisions.

Stocks in other sectors that held back relative returns included semiconductor manufacturer Microchip Technology, oil and gas exploration and production company Occidental Petroleum, and Israeli-headquartered security software provider Check Point Software Technologies (b). Not owning shares of financial services firm Citigroup and online auctioneer eBay, and the timing of ownership in shares of pharmaceutical and medical products maker Abbott Laboratories (h), also weakened relative results.

The fund’s cash and/or cash equivalents position was another detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

T. Kevin Beatty	Ted Maloney
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective April 1, 2012, Ted Maloney replaced Nicole Zatlyn as co-manager of the fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns as of: 12/31/12

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	7/15/24	19.15%	2.27%	7.42%	N/A
B	9/07/93	18.24%	1.57%	6.71%	N/A
C	7/01/96	18.26%	1.56%	6.71%	N/A
I	1/02/97	19.47%	2.60%	7.78%	N/A
R1	4/01/05	18.25%	1.56%	N/A	4.83%
R2	10/31/03	18.86%	2.07%	N/A	6.22%
R3	4/01/05	19.18%	2.35%	N/A	5.62%
R4	4/01/05	19.44%	2.59%	N/A	5.90%
R5	6/01/12	N/A	N/A	N/A	13.22%
529A	7/31/02	19.10%	2.17%	7.24%	N/A
529B	7/31/02	18.20%	1.47%	6.53%	N/A
529C	7/31/02	18.19%	1.47%	6.54%	N/A
Comparative benchmark
Standard & Poor’s 500 Stock Index (f)		16.00%	1.66%	7.10%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		12.30%	1.06%	6.79%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		14.24%	1.19%	6.71%	N/A
C With CDSC (1% for 12 months) (x)		17.26%	1.56%	6.71%	N/A
529A With Initial Sales Charge (5.75%)		12.25%	0.96%	6.61%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		14.20%	1.09%	6.53%	N/A
529C With CDSC (1% for 12 months) (x)		17.19%	1.47%	6.54%	N/A

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

July 1, 2012 through December 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	Expenses Paid During Period (p) 7/01/12-12/31/12
A	Actual	0.76%	$1,000.00	$1,095.15	$4.00
	Hypothetical (h)	0.76%	$1,000.00	$1,021.32	$3.86
B	Actual	1.51%	$1,000.00	$1,091.28	$7.94
	Hypothetical (h)	1.51%	$1,000.00	$1,017.55	$7.66
C	Actual	1.51%	$1,000.00	$1,091.22	$7.94
	Hypothetical (h)	1.51%	$1,000.00	$1,017.55	$7.66
I	Actual	0.51%	$1,000.00	$1,096.98	$2.69
	Hypothetical (h)	0.51%	$1,000.00	$1,022.57	$2.59
R1	Actual	1.51%	$1,000.00	$1,091.25	$7.94
	Hypothetical (h)	1.51%	$1,000.00	$1,017.55	$7.66
R2	Actual	1.01%	$1,000.00	$1,094.35	$5.32
	Hypothetical (h)	1.01%	$1,000.00	$1,020.06	$5.13
R3	Actual	0.76%	$1,000.00	$1,095.37	$4.00
	Hypothetical (h)	0.76%	$1,000.00	$1,021.32	$3.86
R4	Actual	0.51%	$1,000.00	$1,096.86	$2.69
	Hypothetical (h)	0.51%	$1,000.00	$1,022.57	$2.59
R5	Actual	0.43%	$1,000.00	$1,096.82	$2.27
	Hypothetical (h)	0.43%	$1,000.00	$1,022.97	$2.19
529A	Actual	0.81%	$1,000.00	$1,095.02	$4.27
	Hypothetical (h)	0.81%	$1,000.00	$1,021.06	$4.12
529B	Actual	1.56%	$1,000.00	$1,091.25	$8.20
	Hypothetical (h)	1.56%	$1,000.00	$1,017.29	$7.91
529C	Actual	1.56%	$1,000.00	$1,090.66	$8.20
	Hypothetical (h)	1.56%	$1,000.00	$1,017.29	$7.91

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

12/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.1%
Issuer	Shares/Par	Value ($)

Aerospace - 4.7%
Honeywell International, Inc.	984,940	$62,514,142
Precision Castparts Corp.	277,440	52,552,685
United Technologies Corp.	796,380	65,311,124

		$180,377,951
Alcoholic Beverages - 2.2%
Diageo PLC	1,501,678	$43,717,637
Heineken N.V.	592,013	39,488,996

		$83,206,633
Apparel Manufacturers - 2.9%
LVMH Moet Hennessy Louis Vuitton S.A.	218,479	$40,712,945
NIKE, Inc., “B”	672,860	34,719,576
VF Corp.	229,230	34,606,853

		$110,039,374
Automotive - 1.1%
Bayerische Motoren Werke AG	241,542	$23,294,794
Delphi Automotive PLC (a)	496,160	18,978,120

		$42,272,914
Biotechnology - 1.6%
Celgene Corp. (a)	371,720	$29,261,798
Gilead Sciences, Inc. (a)	424,990	31,215,515

		$60,477,313
Broadcasting - 2.2%
Walt Disney Co.	1,657,000	$82,502,030

Brokerage & Asset Managers - 2.9%
BlackRock, Inc.	314,464	$65,002,853
Franklin Resources, Inc.	357,700	44,962,890

		$109,965,743
Business Services - 2.0%
Accenture PLC, “A”	643,820	$42,814,030
Cognizant Technology Solutions Corp., “A” (a)	440,240	32,599,772

		$75,413,802

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Cable TV - 1.2%
Comcast Corp., “A”	1,197,600	$44,766,288

Chemicals - 0.7%
Celanese Corp.	618,790	$27,554,719

Computer Software - 3.1%
Check Point Software Technologies Ltd. (a)	671,310	$31,981,208
Citrix Systems, Inc. (a)	261,630	17,202,172
Oracle Corp.	2,064,490	68,788,807

		$117,972,187
Computer Software - Systems - 5.8%
Apple, Inc.	269,860	$143,843,476
EMC Corp. (a)	2,987,780	75,590,834

		$219,434,310
Construction - 1.4%
Sherwin-Williams Co.	113,720	$17,492,410
Stanley Black & Decker, Inc.	474,320	35,085,450

		$52,577,860
Consumer Products - 3.7%
Colgate-Palmolive Co.	372,680	$38,959,967
Procter & Gamble Co.	981,786	66,653,451
Reckitt Benckiser Group PLC	566,802	35,506,590

		$141,120,008
Electrical Equipment - 3.3%
Danaher Corp.	1,804,060	$100,846,954
W.W. Grainger, Inc.	126,810	25,662,540

		$126,509,494
Electronics - 3.1%
Altera Corp.	1,326,350	$45,679,494
ASML Holding N.V.	195,923	12,619,400
Microchip Technology, Inc.	1,768,090	57,622,053

		$115,920,947
Energy - Independent - 2.6%
EOG Resources, Inc.	428,030	$51,701,744
Occidental Petroleum Corp.	631,570	48,384,578

		$100,086,322

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - 4.1%
Chevron Corp.	582,980	$63,043,457
Exxon Mobil Corp.	1,069,910	92,600,710

		$155,644,167
Engineering - Construction - 0.9%
Fluor Corp.	590,590	$34,691,257

Food & Beverages - 2.9%
General Mills, Inc.	632,310	$25,551,647
Groupe Danone	834,738	55,150,830
Mondelez International, Inc.	1,143,200	29,117,304

		$109,819,781
General Merchandise - 2.4%
Kohl’s Corp.	855,330	$36,762,083
Target Corp.	923,820	54,662,429

		$91,424,512
Insurance - 1.8%
ACE Ltd.	865,330	$69,053,334

Internet - 2.2%
Facebook, Inc., “A “ (a)	255,360	$6,800,237
Google, Inc., “A” (a)	110,060	78,073,262

		$84,873,499
Major Banks - 8.1%
Bank of America Corp.	3,251,240	$37,714,384
Bank of New York Mellon Corp.	777,723	19,987,481
Goldman Sachs Group, Inc.	526,320	67,137,379
JPMorgan Chase & Co.	2,273,930	99,984,702
State Street Corp.	375,160	17,636,272
Wells Fargo & Co.	1,955,076	66,824,498

		$309,284,716
Medical Equipment - 5.9%
Baxter International, Inc.	431,400	$28,757,124
Covidien PLC	1,094,460	63,194,120
Medtronic, Inc.	663,180	27,203,644
St. Jude Medical, Inc.	1,393,560	50,363,258
Thermo Fisher Scientific, Inc.	876,530	55,905,083

		$225,423,229

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - 3.7%
Cameron International Corp. (a)	625,790	$35,332,103
Dresser-Rand Group, Inc. (a)	771,370	43,304,712
National Oilwell Varco, Inc.	494,370	33,790,190
Schlumberger Ltd.	412,760	28,600,140

		$141,027,145
Other Banks & Diversified Financials - 4.6%
American Express Co.	1,033,860	$59,426,273
MasterCard, Inc., “A”	98,920	48,597,418
Visa, Inc., “A”	433,220	65,667,488

		$173,691,179
Pharmaceuticals - 5.4%
Johnson & Johnson	1,224,598	$85,844,320
Pfizer, Inc.	3,740,070	93,800,956
Valeant Pharmaceuticals International, Inc. (a)	435,140	26,008,318

		$205,653,594
Railroad & Shipping - 1.2%
Canadian National Railway Co.	510,160	$46,429,662

Restaurants - 1.0%
McDonald’s Corp.	440,770	$38,880,322

Specialty Chemicals - 2.0%
Linde AG	217,266	$37,888,897
Praxair, Inc.	347,560	38,040,442

		$75,929,339
Specialty Stores - 0.6%
Hennes & Mauritz AB, “B”	665,510	$23,126,029

Telecommunications - Wireless - 1.3%
American Tower Corp., REIT	627,160	$48,460,653

Telephone Services - 0.8%
AT&T, Inc.	872,960	$29,427,482

Tobacco - 1.6%
Philip Morris International, Inc.	708,190	$59,233,012

Trucking - 1.0%
United Parcel Service, Inc., “B”	520,720	$38,392,686

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 3.1%
Alliant Energy Corp.	599,780	$26,336,340
American Electric Power Co., Inc.	888,350	37,914,778
CMS Energy Corp.	1,080,310	26,337,958
Wisconsin Energy Corp.	743,870	27,411,609

		$118,000,685
Total Common Stocks (Identified Cost, $2,971,564,431)		$3,768,664,178

Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	39,165,814	$39,165,814
Total Investments (Identified Cost, $3,010,730,245)		$3,807,829,992

Other Assets, Less Liabilities - (0.1)%		(4,769,034)
Net Assets - 100.0%		$3,803,060,958

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 12/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,971,564,431)	$3,768,664,178
Underlying affiliated funds, at cost and value	39,165,814
Total investments, at value (identified cost, $3,010,730,245)	$3,807,829,992
Cash	164,228
Receivables for
Investments sold	39,508,753
Fund shares sold	4,139,526
Interest and dividends	1,815,741
Other assets	289,018
Total assets	$3,853,747,258
Liabilities
Payables for
Investments purchased	$32,302,360
Fund shares reacquired	16,137,728
Payable to affiliates
Investment adviser	141,641
Shareholder servicing costs	1,655,804
Distribution and service fees	118,797
Program manager fees	33
Payable for independent Trustees’ compensation	154,214
Accrued expenses and other liabilities	175,723
Total liabilities	$50,686,300
Net assets	$3,803,060,958
Net assets consist of
Paid-in capital	$3,008,187,339
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	797,333,050
Accumulated distributions in excess of net realized gain on investments and foreign currency	(2,648,096)
Undistributed net investment income	188,665
Net assets	$3,803,060,958
Shares of beneficial interest outstanding	178,205,795

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,530,738,192	117,814,546	$21.48
Class B	90,502,327	4,303,835	21.03
Class C	208,695,193	10,052,890	20.76
Class I	402,328,364	19,126,026	21.04
Class R1	7,902,189	382,573	20.66
Class R2	148,990,239	7,180,674	20.75
Class R3	300,611,100	14,088,789	21.34
Class R4	107,154,062	4,959,411	21.61
Class R5	113,253	5,384	21.04
Class 529A	3,400,452	161,017	21.12
Class 529B	280,186	13,811	20.29
Class 529C	2,345,401	116,839	20.07

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $22.79 [100 / 94.25 x $21.48] and $22.41 [100 / 94.25 x $21.12], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 12/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$71,137,559
Interest	697,426
Dividends from underlying affiliated funds	54,270
Foreign taxes withheld	(1,114,742)
Total investment income	$70,774,513
Expenses
Management fee	$11,754,954
Distribution and service fees	10,801,162
Program manager fees	5,556
Shareholder servicing costs	5,268,878
Administrative services fee	517,195
Independent Trustees’ compensation	68,279
Custodian fee	181,092
Shareholder communications	227,076
Audit and tax fees	55,795
Legal fees	40,687
Miscellaneous	354,678
Total expenses	$29,275,352
Fees paid indirectly	(133)
Reduction of expenses by investment adviser and distributor	(15,045)
Net expenses	$29,260,174
Net investment income	$41,514,339
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$189,729,665
Foreign currency	(30,137)
Net realized gain (loss) on investments and foreign currency	$189,699,528
Change in unrealized appreciation (depreciation)
Investments	$383,192,803
Translation of assets and liabilities in foreign currencies	3,986
Net unrealized gain (loss) on investments and foreign currency translation	$383,196,789
Net realized and unrealized gain (loss) on investments and foreign currency	$572,896,317
Change in net assets from operations	$614,410,656

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 12/31
	2012	2011
Change in net assets
From operations
Net investment income	$41,514,339	$28,922,187
Net realized gain (loss) on investments and foreign currency	189,699,528	73,180,800
Net unrealized gain (loss) on investments and foreign currency translation	383,196,789	(164,043,934)
Change in net assets from operations	$614,410,656	$(61,940,947)
Distributions declared to shareholders
From net investment income	$(44,453,324)	$(30,910,832)
From net realized gain on investments	(88,000,665)	—
Total distributions declared to shareholders	$(132,453,989)	$(30,910,832)
Change in net assets from fund share transactions	$146,023,188	$(50,030,449)
Total change in net assets	$627,979,855	$(142,882,228)
Net assets
At beginning of period	3,175,081,103	3,317,963,331
At end of period (including undistributed net investment income of $188,665 and $3,132,139, respectively)	$3,803,060,958	$3,175,081,103

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.68	$19.22	$17.37	$13.80	$21.12
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.18	$0.15	$0.18	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	3.32	(0.53)	1.83	3.62	(7.09)
Total from investment operations	$3.57	$(0.35)	$1.98	$3.80	$(6.87)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.19)	$(0.13)	$(0.23)	$(0.23)
From net realized gain on investments	(0.50)	—	—	—	(0.22)
Total distributions declared to shareholders	$(0.77)	$(0.19)	$(0.13)	$(0.23)	$(0.45)
Net asset value, end of period (x)	$21.48	$18.68	$19.22	$17.37	$13.80
Total return (%) (r)(s)(t)(x)	19.15	(1.83)	11.43	27.73	(32.81)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	0.90	0.93	0.89
Expenses after expense reductions (f)	0.77	0.78	0.90	0.93	0.89
Net investment income	1.22	0.95	0.88	1.19	1.22
Portfolio turnover	30	21	22	32	21
Net assets at end of period (000 omitted)	$2,530,738	$2,326,235	$2,607,530	$2,483,128	$2,070,342

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.30	$18.81	$17.01	$13.51	$20.58
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.04	$0.04	$0.08	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	3.24	(0.51)	1.77	3.53	(6.87)
Total from investment operations	$3.33	$(0.47)	$1.81	$3.61	$(6.77)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.04)	$(0.01)	$(0.11)	$(0.08)
From net realized gain on investments	(0.50)	—	—	—	(0.22)
Total distributions declared to shareholders	$(0.60)	$(0.04)	$(0.01)	$(0.11)	$(0.30)
Net asset value, end of period (x)	$21.03	$18.30	$18.81	$17.01	$13.51
Total return (%) (r)(s)(t)(x)	18.24	(2.52)	10.66	26.94	(33.25)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	1.55	1.59	1.54
Expenses after expense reductions (f)	1.52	1.53	1.55	1.59	1.54
Net investment income	0.46	0.19	0.22	0.56	0.56
Portfolio turnover	30	21	22	32	21
Net assets at end of period (000 omitted)	$90,502	$96,836	$130,907	$160,910	$191,626

Class C	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.08	$18.60	$16.83	$13.39	$20.45
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.04	$0.04	$0.08	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	3.21	(0.51)	1.75	3.50	(6.83)
Total from investment operations	$3.30	$(0.47)	$1.79	$3.58	$(6.73)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.05)	$(0.02)	$(0.14)	$(0.11)
From net realized gain on investments	(0.50)	—	—	—	(0.22)
Total distributions declared to shareholders	$(0.62)	$(0.05)	$(0.02)	$(0.14)	$(0.33)
Net asset value, end of period (x)	$20.76	$18.08	$18.60	$16.83	$13.39
Total return (%) (r)(s)(t)(x)	18.26	(2.53)	10.65	26.92	(33.24)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	1.55	1.58	1.54
Expenses after expense reductions (f)	1.52	1.53	1.55	1.58	1.54
Net investment income	0.47	0.20	0.23	0.54	0.57
Portfolio turnover	30	21	22	32	21
Net assets at end of period (000 omitted)	$208,695	$189,970	$206,646	$190,829	$153,757

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.31	$18.84	$17.03	$13.53	$20.74
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.23	$0.21	$0.23	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	3.25	(0.52)	1.80	3.55	(6.97)
Total from investment operations	$3.55	$(0.29)	$2.01	$3.78	$(6.69)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.24)	$(0.20)	$(0.28)	$(0.30)
From net realized gain on investments	(0.50)	—	—	—	(0.22)
Total distributions declared to shareholders	$(0.82)	$(0.24)	$(0.20)	$(0.28)	$(0.52)
Net asset value, end of period (x)	$21.04	$18.31	$18.84	$17.03	$13.53
Total return (%) (r)(s)(x)	19.47	(1.55)	11.80	28.17	(32.55)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.53	0.55	0.59	0.54
Expenses after expense reductions (f)	0.52	0.53	0.55	0.59	0.54
Net investment income	1.47	1.21	1.24	1.59	1.57
Portfolio turnover	30	21	22	32	21
Net assets at end of period (000 omitted)	$402,328	$99,977	$81,328	$60,730	$80,364

Class R1	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.94	$18.46	$16.71	$13.29	$20.30
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.04	$0.04	$0.08	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	3.16	(0.50)	1.74	3.48	(6.78)
Total from investment operations	$3.27	$(0.46)	$1.78	$3.56	$(6.68)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.06)	$(0.03)	$(0.14)	$(0.11)
From net realized gain on investments	(0.50)	—	—	—	(0.22)
Total distributions declared to shareholders	$(0.55)	$(0.06)	$(0.03)	$(0.14)	$(0.33)
Net asset value, end of period (x)	$20.66	$17.94	$18.46	$16.71	$13.29
Total return (%) (r)(s)(x)	18.25	(2.52)	10.63	26.97	(33.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.52	1.53	1.55	1.57	1.56
Expenses after expense reductions (f)	1.52	1.53	1.55	1.57	1.56
Net investment income	0.53	0.20	0.23	0.55	0.55
Portfolio turnover	30	21	22	32	21
Net assets at end of period (000 omitted)	$7,902	$18,699	$19,375	$17,965	$6,007

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.07	$18.61	$16.83	$13.39	$20.53
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.13	$0.13	$0.15	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	3.20	(0.51)	1.76	3.51	(6.88)
Total from investment operations	$3.40	$(0.38)	$1.89	$3.66	$(6.69)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.16)	$(0.11)	$(0.22)	$(0.23)
From net realized gain on investments	(0.50)	—	—	—	(0.22)
Total distributions declared to shareholders	$(0.72)	$(0.16)	$(0.11)	$(0.22)	$(0.45)
Net asset value, end of period (x)	$20.75	$18.07	$18.61	$16.83	$13.39
Total return (%) (r)(s)(x)	18.86	(2.09)	11.28	27.55	(32.91)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.03	1.05	1.08	1.05
Expenses after expense reductions (f)	1.02	1.03	1.05	1.08	1.05
Net investment income	0.98	0.70	0.74	1.02	1.09
Portfolio turnover	30	21	22	32	21
Net assets at end of period (000 omitted)	$148,990	$124,443	$98,894	$63,563	$33,399

Class R3	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.56	$19.10	$17.28	$13.74	$21.02
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.18	$0.19	$0.18	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	3.30	(0.52)	1.80	3.62	(7.05)
Total from investment operations	$3.55	$(0.34)	$1.99	$3.80	$(6.81)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.20)	$(0.17)	$(0.26)	$(0.25)
From net realized gain on investments	(0.50)	—	—	—	(0.22)
Total distributions declared to shareholders	$(0.77)	$(0.20)	$(0.17)	$(0.26)	$(0.47)
Net asset value, end of period (x)	$21.34	$18.56	$19.10	$17.28	$13.74
Total return (%) (r)(s)(x)	19.18	(1.81)	11.51	27.86	(32.70)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.78	0.79	0.82	0.79
Expenses after expense reductions (f)	0.77	0.78	0.79	0.82	0.79
Net investment income	1.22	0.96	1.05	1.23	1.32
Portfolio turnover	30	21	22	32	21
Net assets at end of period (000 omitted)	$300,611	$229,581	$156,221	$36,118	$13,888

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.79	$19.33	$17.47	$13.87	$21.25
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.23	$0.24	$0.22	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	3.33	(0.53)	1.82	3.66	(7.14)
Total from investment operations	$3.64	$(0.30)	$2.06	$3.88	$(6.86)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.24)	$(0.20)	$(0.28)	$(0.30)
From net realized gain on investments	(0.50)	—	—	—	(0.22)
Total distributions declared to shareholders	$(0.82)	$(0.24)	$(0.20)	$(0.28)	$(0.52)
Net asset value, end of period (x)	$21.61	$18.79	$19.33	$17.47	$13.87
Total return (%) (r)(s)(x)	19.44	(1.56)	11.79	28.20	(32.57)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.53	0.54	0.55	0.55
Expenses after expense reductions (f)	0.52	0.53	0.54	0.55	0.55
Net investment income	1.47	1.21	1.32	1.38	1.59
Portfolio turnover	30	21	22	32	21
Net assets at end of period (000 omitted)	$107,154	$84,603	$12,374	$3,266	$259

Class R5	Year ended 12/31/12 (i)
Net asset value, beginning of period	$19.21
Income (loss) from investment operations
Net investment income (d)	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	2.38	(g)
Total from investment operations	$2.55
Less distributions declared to shareholders
From net investment income	$(0.22)
From net realized gain on investments	(0.50)
Total distributions declared to shareholders	$(0.72)
Net asset value, end of period (x)	$21.04
Total return (%) (r)(s)(x)	13.28	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.43	(a)
Expenses after expense reductions (f)	0.43	(a)
Net investment income	1.42	(a)
Portfolio turnover	30
Net assets at end of period (000 omitted)	$113

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.38	$18.91	$17.11	$13.60	$20.82
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.17	$0.14	$0.16	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	3.26	(0.52)	1.78	3.57	(6.97)
Total from investment operations	$3.50	$(0.35)	$1.92	$3.73	$(6.78)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.18)	$(0.12)	$(0.22)	$(0.22)
From net realized gain on investments	(0.50)	—	—	—	(0.22)
Total distributions declared to shareholders	$(0.76)	$(0.18)	$(0.12)	$(0.22)	$(0.44)
Net asset value, end of period (x)	$21.12	$18.38	$18.91	$17.11	$13.60
Total return (%) (r)(s)(t)(x)	19.10	(1.87)	11.22	27.62	(32.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	1.00	1.03	1.03
Expenses after expense reductions (f)	0.82	0.85	1.00	1.03	1.03
Net investment income	1.17	0.87	0.78	1.08	1.08
Portfolio turnover	30	21	22	32	21
Net assets at end of period (000 omitted)	$3,400	$2,585	$2,620	$2,301	$1,693

Class 529B	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.69	$18.20	$16.47	$13.11	$20.05
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.02	$0.02	$0.06	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	3.14	(0.50)	1.72	3.43	(6.70)
Total from investment operations	$3.22	$(0.48)	$1.74	$3.49	$(6.62)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.03)	$(0.01)	$(0.13)	$(0.10)
From net realized gain on investments	(0.50)	—	—	—	(0.22)
Total distributions declared to shareholders	$(0.62)	$(0.03)	$(0.01)	$(0.13)	$(0.32)
Net asset value, end of period (x)	$20.29	$17.69	$18.20	$16.47	$13.11
Total return (%) (r)(s)(t)(x)	18.20	(2.64)	10.58	26.86	(33.36)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.65	1.68	1.69
Expenses after expense reductions (f)	1.57	1.60	1.65	1.68	1.69
Net investment income	0.41	0.12	0.12	0.43	0.44
Portfolio turnover	30	21	22	32	21
Net assets at end of period (000 omitted)	$280	$255	$356	$364	$298

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 12/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.51	$18.04	$16.33	$13.00	$19.88
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.02	$0.02	$0.06	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	3.10	(0.49)	1.72	3.40	(6.63)
Total from investment operations	$3.18	$(0.47)	$1.74	$3.46	$(6.56)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.06)	$(0.03)	$(0.13)	$(0.10)
From net realized gain on investments	(0.50)	—	—	—	(0.22)
Total distributions declared to shareholders	$(0.62)	$(0.06)	$(0.03)	$(0.13)	$(0.32)
Net asset value, end of period (x)	$20.07	$17.51	$18.04	$16.33	$13.00
Total return (%) (r)(s)(t)(x)	18.19	(2.65)	10.65	26.81	(33.36)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.63	1.65	1.68	1.69
Expenses after expense reductions (f)	1.57	1.60	1.65	1.68	1.69
Net investment income	0.42	0.13	0.15	0.42	0.43
Portfolio turnover	30	21	22	32	21
Net assets at end of period (000 omitted)	$2,345	$1,899	$1,712	$1,375	$1,034

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring administrative proceeding concerning market timing, the Class A, Class B, Class C , Class I, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B and Class 529C total returns for the year ended December 31, 2010 would have been lower by 0.21%. Excluding the effect of the proceeds received from a non-recurring administrative proceeding concerning market timing, the Class A, Class B, Class C , Class I, Class R1, Class R2, Class R3, Class R4, Class 529A, Class 529B and Class 529C total returns for the year ended December 31, 2011 would have been lower by 0.11%
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

Massachusetts Investors Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the FASB issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can

Notes to Financial Statements – continued

utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,352,738,873	$—	$—	$3,352,738,873
France	—	95,863,774	—	95,863,774
United Kingdom	—	79,224,227	—	79,224,227
Canada	72,437,979	—	—	72,437,979
Germany	—	61,183,691	—	61,183,691
Netherlands	12,619,400	39,488,997	—	52,108,397
Israel	31,981,208	—	—	31,981,208
Sweden	—	23,126,029	—	23,126,029
Mutual Funds	39,165,814	—	—	39,165,814
Total Investments	$3,508,943,274	$298,886,718	$—	$3,807,829,992

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $136,757,363 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a

Notes to Financial Statements – continued

money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2012, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/12	12/31/11
Ordinary income (including any short-term capital gains)	$44,453,324	$30,910,832
Long-term capital gain	88,000,665	—
Total distributions	$132,453,989	$30,910,832

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/12
Cost of investments	$3,012,490,097
Gross appreciation	861,122,701
Gross depreciation	(65,782,806)
Net unrealized appreciation (depreciation)	$795,339,895
Undistributed ordinary income	292,532
Post-October capital loss deferral	(888,244)
Other temporary differences	129,436

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will

Notes to Financial Statements – continued

convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/12 (i)	Year ended 12/31/11	Year ended 12/31/12 (i)	Year ended 12/31/11
Class A	$31,390,420	$24,670,006	$58,310,124	$—
Class B	461,114	244,051	2,148,707	—
Class C	1,157,936	578,746	4,953,029	—
Class I	4,644,350	1,281,878	9,387,786	—
Class R1	20,471	59,516	189,268	—
Class R2	1,538,244	1,016,292	3,571,782	—
Class R3	3,656,882	2,455,373	6,881,982	—
Class R4	1,526,944	573,299	2,412,060	—
Class R5	1,158	—	2,628	—
Class 529A	40,656	25,556	79,218	—
Class 529B	1,571	560	6,823	—
Class 529C	13,578	5,555	57,258	—
Total	$44,453,324	$30,910,832	$88,000,665	$—

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $312,915 and 2,858 for the year ended December 31, 2012, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and

Notes to Financial Statements – continued

another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$6,244,731
Class B	0.75%	0.25%	1.00%	1.00%	954,305
Class C	0.75%	0.25%	1.00%	1.00%	2,037,573
Class R1	0.75%	0.25%	1.00%	1.00%	126,219
Class R2	0.25%	0.25%	0.50%	0.50%	710,881
Class R3	—	0.25%	0.25%	0.25%	695,324
Class 529A	—	0.25%	0.25%	0.25%	7,811
Class 529B	0.75%	0.25%	1.00%	1.00%	2,676
Class 529C	0.75%	0.25%	1.00%	1.00%	21,642
Total Distribution and Service Fees					$10,801,162

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended December 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended December 31, 2012, were as follows:

Amount
Class A	$8,455
Class B	131,660
Class C	7,271
Class 529C	18

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will continue until modified by the fund’s Board of Trustees but such agreement will continue at least until April 30, 2013, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. For the year ended December 31, 2012, this waiver amounted to $2,778 and is reflected as a reduction of total expenses in the Statement of Operations. The

Notes to Financial Statements – continued

program manager fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended December 31, 2012, were as follows:

	Fee	Waiver
Class 529A	$3,125	$1,562
Class 529B	267	134
Class 529C	2,164	1,082
Total Program Manager Fees and Waivers	$5,556	$2,778

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended December 31, 2012, the fee was $1,579,719, which equated to 0.0443% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended December 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,689,159.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2012 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these

Notes to Financial Statements – continued

credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,866 and the Retirement Deferral plan resulted in an expense of $10,461. Both amounts are included in independent Trustees’ compensation for the year ended December 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $102,870 at December 31, 2012, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $51,084 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended December 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $29,186 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $12,267, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 5,206 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $1,113,814,458 and $1,041,463,431, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/12 (i)		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,450,600	$155,810,231	8,312,062	$161,223,543
Class B	472,774	9,574,110	627,920	11,936,035
Class C	903,971	18,308,140	1,368,498	25,646,976
Class I	15,123,980	304,554,252	1,954,155	37,258,819
Class R1	178,112	3,503,160	403,805	7,459,603
Class R2	2,302,719	46,153,480	3,243,538	61,344,019
Class R3	3,679,790	74,795,232	7,114,761	138,401,809
Class R4	859,438	17,940,870	4,126,362	76,554,083
Class R5	5,206	100,000	—	—
Class 529A	36,253	729,088	26,291	497,833
Class 529B	2,312	45,774	985	18,032
Class 529C	16,684	322,399	23,485	417,484
	31,031,839	$631,836,736	27,201,862	$520,758,236

Shares issued to shareholders in reinvestment of distributions
Class A	3,413,989	$73,137,965	979,459	$18,820,766
Class B	117,100	2,469,702	11,352	227,269
Class C	238,965	4,974,827	22,987	447,864
Class I	611,355	12,934,955	48,358	902,501
Class R1	10,055	209,739	3,119	59,510
Class R2	240,590	4,988,709	53,167	989,505
Class R3	492,112	10,476,235	128,777	2,439,772
Class R4	180,858	3,892,920	29,661	551,508
Class R5	178	3,785	—	—
Class 529A	5,687	119,844	1,351	25,556
Class 529B	412	8,394	29	560
Class 529C	3,516	70,836	299	5,555
	5,314,817	$113,287,911	1,278,559	$24,470,366

Notes to Financial Statements – continued

	Year ended 12/31/12 (i)		Year ended 12/31/11
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(17,575,668)	$(367,295,934)	(20,436,166)	$(395,467,328)
Class B	(1,578,901)	(32,041,679)	(2,304,714)	(43,414,137)
Class C	(1,598,034)	(32,156,333)	(1,991,721)	(36,945,172)
Class I	(2,069,960)	(42,810,127)	(857,932)	(15,912,804)
Class R1	(847,973)	(16,304,756)	(413,848)	(7,708,655)
Class R2	(2,249,231)	(44,986,813)	(1,725,057)	(32,466,732)
Class R3	(2,451,419)	(50,558,779)	(3,052,379)	(57,075,142)
Class R4	(584,518)	(12,209,079)	(292,584)	(5,503,368)
Class 529A	(21,562)	(443,873)	(25,511)	(466,995)
Class 529B	(3,324)	(65,955)	(6,186)	(112,275)
Class 529C	(11,792)	(228,131)	(10,250)	(186,443)
	(28,992,382)	$(599,101,459)	(31,116,348)	$(595,259,051)

Net change
Class A	(6,711,079)	$(138,347,738)	(11,144,645)	$(215,423,019)
Class B	(989,027)	(19,997,867)	(1,665,442)	(31,250,833)
Class C	(455,098)	(8,873,366)	(600,236)	(10,850,332)
Class I	13,665,375	274,679,080	1,144,581	22,248,516
Class R1	(659,806)	(12,591,857)	(6,924)	(189,542)
Class R2	294,078	6,155,376	1,571,648	29,866,792
Class R3	1,720,483	34,712,688	4,191,159	83,766,439
Class R4	455,778	9,624,711	3,863,439	71,602,223
Class R5	5,384	103,785	—	—
Class 529A	20,378	405,059	2,131	56,394
Class 529B	(600)	(11,787)	(5,172)	(93,683)
Class 529C	8,408	165,104	13,534	236,596
	7,354,274	$146,023,188	(2,635,927)	$(50,030,449)

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2012, the fund’s commitment fee and interest expense were $22,754 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	48,416,672	433,689,574	(442,940,432)	39,165,814

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$54,270	$39,165,814

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Trust (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor; Rouse Properties Inc. (real estate), Director	N/A
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
T. Kevin Beatty Ted Maloney

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year , as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into

Board Review of Investment Advisory Agreement – continued

account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $102,691,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2012 and 2011, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2012	2011
Fees billed by Deloitte:
Massachusetts Investors Trust	45,251	43,101

For the fiscal years ended December 31, 2012 and 2011, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by Deloitte:
To Massachusetts Investors Trust	0	0	6,409	6,168	845	1,331

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by Deloitte:
To MFS and MFS Related Entities of Massachusetts Investors Trust*	1,135,274	1,265,664	0	0	0	53,100

	2012	2011[4]
Aggregate fees for non-audit services:
To Massachusetts Investors Trust, MFS and MFS Related Entities#	1,365,598	1,645,478

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Deloitte fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended December 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MASSACHUSETTS INVESTORS TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: February 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: February 15, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2013

*	Print name and title of each signing officer under his or her signature.